UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

March 19, 2012

Date of Report (Date of earliest event reported)

TelVue Corporation

(Exact name of registrant as specified in its charter)

Delaware	0-17170	51-0299879
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

16000 Horizon Way, Suite 500,

Mt. Laurel, New Jersey  08054

(Address of principal executive offices)

856-273-8888

(Registrant’s telephone number, including area code)

N/A

(Former name or former address,

if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.03     MATERIAL MODIFICATIONS TO RIGHTS OF SECURITIES HOLDERS

To the extent required by Item 3.03 of Form 8-K, the information contained in Item 5.03 of this Current Report on Form 8-K is incorporated by reference herein.

ITEM 5.03     AMENDMENTS TO THE ARTICLES OF INCORPORATION

On March 19, 2012, TelVue Corporation (the “Company”) filed with the Secretary of State of the State of Delaware a Certificate of Amendment to the Certificate of Incorporation (the “Amendment”) to implement a 1-for-200 reverse split of the Company’s common stock, par value $0.01 per share (the “Common Stock”) and reduce the number of authorized shares of Common Stock from 600,000,000 to 3,000,000 (the “Reverse Split”), as previously authorized and approved by the stockholders of the Company at a Special Meeting of Stockholders on March 12, 2012. The Reverse Split will be effective as of 12:01 a.m. (Eastern Time) on March 22, 2012, and the Common Stock will be eligible for quotation on the OTC Market Group’s quotation service on a post-split basis on March 22, 2012. For a period of 20 business days thereafter, the Company’s Common Stock will be quoted under the symbol TEVED.PK. After 20 business days, the symbol will revert back to TEVE.PK.

As a result of the Reverse Split, every two hundred (200) shares of Common Stock will be combined into one (1) share of Common Stock. The Reverse Split affects all of the Company’s Common Stock issued and outstanding immediately prior to the effective time of the Reverse Split as well as the number of shares of Common Stock available for issuance under the Company’s equity incentive plans. In lieu of fractional shares to which a holder of the Company’s Common Stock would otherwise be entitled as a result of the Reverse Split, the Company’s transfer agent will pay cash in an amount equal to the proceeds attributable to the sale of such fractional shares following the aggregation and sale by the Company’s transfer agent of all fractional shares otherwise issuable.

A copy of the Amendment is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 8.01     OTHER EVENTS

On March 21, 2012 the Company issued a press release announcing the completion of the debt conversion transaction and Reverse Split. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 9.01     EXHIBITS

(d) Exhibits

Exhibit No.	Description
3.1	Certificate of Amendment to the Certificate of Incorporation of TelVue Corporation, filed with the Secretary of State for the State of Delaware on March 19, 2012.
99.1	Press Release, dated March 21, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 21, 2012	TelVue Corporation

	By:	/s/ John Fell
	Name:	John Fell
	Title:	Treasurer-Controller